Exhibit 10.37

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO API COMMERCIAL SUPPLY AGREEMENT

This SECOND AMENDMENT TO API COMMERCIAL SUPPLY AGREEMENT (the “Amendment”) is made as of this 19th day of July, 2012 (the “Amendment Effective Date”), by and between Amarin Pharmaceuticals Ireland Ltd., a corporation organized under the laws of Ireland and having its principal office at 2 Pembroke House, Upper Pembroke Street, #28-32, Dublin 2, Ireland (“Amarin”), and Chemport Inc., a corporation organized under the laws of South Korea and having its principal offices at 15-1, Dongsu-dong, Naju-si, Jeollanam-do 520-330 Korea (“Chemport”).

WHEREAS, the Parties entered into that certain API Commercial Supply Agreement as of May 25, 2011 (the “Original Agreement”);

WHEREAS, the Parties amended the Original Agreement pursuant to that certain Amendment to API Commercial Supply Agreement dated April 4, 2012 (together with the Original Agreement, the “Agreement”); and

WHEREAS, the Parties wish to further amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants herein below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

2. Section 4.1 is hereby deleted in its entirety and replaced with the following:

4.1 Capacity. Within [***] months after the Effective Date, Chemport shall expand the Facility’s capacity to supply annually [***] metric tons of API (with [***]) as further detailed in Schedule 4.1 (the “Expansion”). Following completion of the Expansion, Chemport shall maintain at all times during the Term the capacity to supply Amarin [***] of API each Calendar Year (“Chemport’s Initial Minimum Capacity”). Chemport’s capacity as further expanded in accordance with this Agreement, together with Chemport’s Initial Minimum Capacity, shall be referred to herein as “Chemport’s Minimum Capacity.”

3. Section 4.2 is hereby deleted in its entirety and replaced with the following:

4.2 Completion. The Expansion will be deemed to be completed for purposes of this Agreement if (i) all of the requirements set forth in Schedule 4.1 have been satisfied, (ii) Chemport has manufactured three (3) successful, consecutive process validation (consistent with ICH guidelines) batches (each batch shall be in a quantity of [***]) of API (each a “Validation Batch”) in the expanded Facility that satisfy the requirements of this Agreement, and (iii) Amarin or mutually agreed upon Third Party has reviewed the completed process validation report and agrees that it is suitabale to support the approval of the Drug Application. The entire unredacted Process Validation report can be reviewed by aforementioned Third Party, and Amarin can only review redacted report (redactions will only apply to Chemport confidential process information). Any delays related to review and acceptance of the Process Validation report by Amarin or Third Party shall not constitute a delay in Chemport’s obligations under this Agreement.

4. Schedule 5.1 of the Agreement is deleted in its entirety and shall be replaced with the Schedule 5.1 attached hereto.

5. Section 11.4 of the Agreement is deleted in its entirety and replaced with the following:

11.4 Special Indemnity. In the event this Agreement is terminated by Amarin pursuant to Sections 15.5(a) or (h), Chemport shall pay to Amarin the amount of [***], which shall be Amarin’s [***], and in the event this Agreement is terminated by Amarin pursuant to Section 15.5(g), Chemport shall pay to Amarin the amount of [***], which shall [***].

6. The address for Amarin set forth in Section 16.1 of the Agreement is hereby changed to the following:

If to Amarin:

Amarin Pharmaceuticals Ireland Ltd.

c/o Byrne Wallace; Attention: Thomas Maher

Upper Pembroke Street, #28-32

Dublin 2

Ireland

Telephone +353 1 691 5507

Fax + 353 1 691 5010 DX 18 Dublin

and

Amarin Pharmaceuticals Ireland Ltd.

c/o Amarin Pharma, Inc.

1430 Route 206, Suite 200

Bedminster, NJ 07921

USA

Attention: Senior Vice President, Corporate Development

Telephone: 908 719 1315

Fax: 908 719 3012

With a copy (which shall not constitute notice) to:

Dan L. O’Korn

Hutchison PLLC

5410 Trinity Road, Suite 400

Raleigh, North Carolina 27607

Facsimile: (919) 859-1841

7. The address for Amarin set forth in Section 16.5 of the Agreement is hereby changed to the following:

Amarin Pharmaceuticals Ireland Ltd.

c/o Amarin Pharma, Inc.

1430 Route 206, Suite 200

Bedminster, NJ 07921

USA

Attention: Senior Vice President, Corporate Development

Telephone: 908 719 1315

Fax: 908 719 3012

8. This Amendment and any other future amendment of the Agreement may be executed in two (2) or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. To evidence the fact that it has executed this Amendment and any other future amendment of the Agreement, a Party may send a copy of its executed counterpart to the other Parties by facsimile transmission or by email transmission in portable document format, or similar format. Signatures of the Parties transmitted by facsimile or by email transmission in portable document format, or similar format, shall be deemed to be their original signatures for all purposes.

9. Except as expressly provided in this Amendment, all other provisions of the Agreement shall remain unmodified and in full force and effect.

[signature page follows]

[Signature Page to Second Amendment to API Commercial Supply Agreement]

IN WITNESS WHEREOF, the Parties have caused their duly authorized representative to execute this Amendment effective as of the Amendment Effective Date.

AMARIN PHARMACEUTICALS IRELAND LTD.

By:	/s/ Conor Dalton

Name:	Conor Dalton

Title:	Chief Administrative Officer

CHEMPORT INC.

By:	/s/ Young Joo Kim

Name:	Young Joo Kim

Title:	CEO/President

SCHEDULE 5.1

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